Day Hagan Tactical Allocation Fund of ETFs

a series of Mutual Fund Series Trust

(the “Fund”)

Class A: DHAAX   Class C: DHACX

Supplement Dated May 16, 2013

to the Prospectus Dated November 1, 2012

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Fund dated November 1, 2012 and should be read in conjunction with such Prospectus.

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The following sentence is deleted from the fourth paragraph under the heading “Additional Information about the Fund’s Principal Investment Strategies and Relate Risks – Principal Investment Strategies”:

“Up to 40% of the Fund’s overall equity allocation may be invested outside the U.S., including European, Asian and emerging market ETFs.”

In addition, the first sentence under the headings “Fund Summary – Purchase and Sale of Fund Shares” and “How to Buy Shares – Minimum Purchase Amount” is revised to state:

“The minimum initial investment in the Fund is $1,000 for regular and IRA accounts, or $100 for an automatic investment plan account.

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You should read this Supplement in conjunction with the Prospectus, dated November 1, 2012, and the Statement of Additional Information, dated November 1, 2012, as supplemented April 1, 2013, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-329-4246 (877-DAY-HAGN) or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.